POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 2013.

/s/ John F. Cassidy
John F. Cassidy
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Phillip R. Cox
Phillip R. Cox
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of October, 2013.

/s/ Jakki L. Haussler
Jakki L. Haussler
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Craig F. Maier
Craig F. Maier
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Russel P. Mayer
Russel P. Mayer
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Theodore H. Schell
Theodore H. Schell
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Alan R. Schriber
Alan R. Schriber
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director, the President and the Chief Executive Officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Theodore H. Torbeck
Theodore H. Torbeck
President and Chief Executive Officer
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of October, 2013.

/s/ Lynn A. Wentworth
Lynn A. Wentworth
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ John M. Zrno
John M. Zrno
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is the Chief Financial Officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Christopher J. Wilson his attorney for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Leigh R. Fox
Leigh R. Fox
Chief Financial Officer

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Savings and Security Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is the Controller of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2013.

/s/ Joshua T. Duckworth
Joshua T. Duckworth
Controller